UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

Dova Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38135 (Commission File Number)	81-3858961 (IRS Employer Identification No.)

240 Leigh Farm Road, Suite 245 Durham, North Carolina	27707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 748-5975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)            Determination of Bonus Awards for Year Ended December 31, 2017

On March 12, 2018, the compensation committee of the board of directors of Dova Pharmaceuticals, Inc. (the “Company”) approved bonus awards for the year ended December 31, 2017 for the Company’s named executive officers identified in the Company’s Annual Report on Form 10-K, dated as of February 16, 2018 (File No. 001-38135) (the “Annual Report”). All other compensation for the Company’s named executive officers for the year ended December 31, 2017 was previously reported by the Company in the 2017 summary compensation table included in the Annual Report. As of the filing of the Annual Report, the amounts of the bonus awards for the year ended December 31, 2017 for the named executive officers had not been determined and, therefore, were not included in the 2017 summary compensation table included in the Annual Report. Pursuant to Item 5.02(f) of Form 8-K, the amounts of the bonus awards for the year ended December 31, 2017 and the total compensation for the year ended December 31, 2017 for the named executive officers, recalculated to include the bonus awards for the year ended December 31, 2017, are set forth below.

Name and principal position	Year	Bonus ($)(1)	Non-equity incentive plan compensation ($)(1)	Total ($)
Alex Sapir President and Chief Executive Officer	2017	20,000	180,000	6,016,743
Douglas Blankenship(2) Former Chief Financial Officer	2017	—	—	1,567,119
Lee F. Allen, M.D., Ph.D. Chief Medical Officer	2017	20,000	160,000	1,968,538

(1) For 2017, each named executive officer had a target bonus opportunity, defined as a percentage of his annual salary.  For 2017, Mr. Sapir’s and Dr. Allen’s target bonus was 45% and 40% of their annual salaries, respectively. On March 12, 2018, the Company’s compensation committee determined that the 2017 corporate performance goals had been achieved at a 100% level in the aggregate. The bonuses paid to Mr. Sapir and Dr. Allen for 2017 performance at the 100% level are included in the “Non-equity incentive plan compensation” column above. The compensation committee also exercised its discretion to award Mr. Sapir and Dr. Allen additional compensation in light of their roles in the achievement of corporate objectives outside of the scope of the stated corporate objectives. The additional amounts paid are reflected in the “Bonus” column above.

(2) On January 29, 2018, Mr. Blankenship resigned as the Company’s Chief Financial Officer, with his separation effective as of February 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dova Pharmaceuticals, Inc.

Date: March 15, 2018	/s/ Mark W. Hahn
Mark W. Hahn
Chief Financial Officer